Exhibit 24.1
                        MERCANTILE BANKSHARES CORPORATION
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the following filings of the Corporation with the Securities and Exchange Commission:

              (1) A Registration Statement, and any amendment or amendments thereto, on Form S-8, registering shares of Common Stock issuable under the Corporation's 1999 Omnibus Stock Plan;

              (2) Any amendment or amendments to Registration Statement No.
                  33-44374 on Form S-8 with respect to Common Stock issuable under the Corporation's Employee Stock Purchase Dividend Reinvestment Plan;

              (3) Any amendment or amendments to Registration Statement No.
                  33-44375 on Form S-8 with respect to Common Stock issuable under the Corporation's (1989) Omnibus Stock Plan; and

              (4) Any amendment or amendments to Registration Statement No.
                  33-44376 on Form S-8 with respect to Common Stock issuable under the Corporation's Dividend Reinvestment and Stock Purchase Plan.

Dated:  April 28, 1999
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

/s/ Christian H. Poindexter       Director         s/s William J. McCarthy       Director
---------------------------                        -----------------------
Christian H. Poindexter                            William J. McCarthy

/s/ Freeman A. Hrabowski, III     Director         s/s Richard O. Berndt         Director
-----------------------------                      ---------------------
Freeman A. Hrabowski, III                          Richard O. Berndt

/s/ William R. Brody              Director         s/s Morris W. Offit           Director
--------------------                               -------------------
William R. Brody                                   Morris W. Offit

/s/ Robert A. Kinsley             Director         s/s H. Furlong Baldwin        Director
---------------------                              ----------------------
Robert A. Kinsley                                  H. Furlong Baldwin

/s/ George L. Bunting, Jr.        Director                                       Director
--------------------------
George L. Bunting, Jr.

/s/ Mary Junck                    Director                                       Director
--------------
Mary Junck

/s/ Cynthia A. Archer             Director                                       Director
---------------------
Cynthia A. Archer

/s/ Thomas M. Bancroft, Jr.       Director
---------------------------
Thomas M. Bancroft, Jr.
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